UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	April 20, 2007 (April 16, 2007)

Park National Corporation

(Exact name of registrant as specified in its charter)

Ohio	1-13006	31-1179518

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

50 North Third Street, P.O. Box 3500, Newark, Ohio	43058-3500

(Address of principal executive offices)	(Zip Code)

(740) 349-8451

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 — Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
At the meeting of the Board of Directors (the “Board”) of Park National Corporation (“Park”) held on April 16, 2007, the Park Board elected Brady T. Burt as the Principal Accounting Officer (Chief Accounting Officer) for Park.
Mr. Burt will be employed by Park’s affiliate bank (The Park National Bank), as a Vice President and Chief Accounting Officer.
Mr. Burt is a 1994 graduate of Miami University in Oxford, Ohio with a Bachelor of Science degree in accounting. Mr. Burt worked for PricewaterhouseCoopers, LLP for seven years from September 1994 to September 2001 first as a senior associate and then as a manager. Mr. Burt is a certified public accountant and is 34 years old.
Mr. Burt worked for Bank One Corporation in Chicago, Illinois from September 2001 to April 2002 as a Vice President in the Capital Markets Audit Group. Mr. Burt joined Vail Banks, Inc. (the parent company for WestStar Bank of Vail, Colorado) in April 2002 and served as the Senior Vice President and Director of Internal Audit until February 2005. Mr. Burt was the Executive Vice President and Chief Financial Officer of Vail Banks, Inc. from June 2005 until November 2006. Vail Banks, Inc was sold to U.S. Bancorp in September 2006.
No arrangement or understanding exists between Mr. Burt and any other person pursuant to which Mr. Burt was selected as an officer of Park. Mr. Burt does not have any family relationship with any member of Park’s Board or any of Park’s executive officers.
Mr. Burt does not have an employment agreement with Park and he will participate in the employee benefit programs maintained by Park and The Park National Bank on the same terms as all other employees. Neither Mr. Burt nor any member of his immediate family has had any business transactions with Park or any of its affiliate banks since the beginning of Park’s 2006 fiscal year. However, Mr. Burt and members of his immediate family may enter into banking transactions with one or more of Park’s affiliate banks in the future in the ordinary course of business and in compliance with applicable federal and state laws.
On April 20, 2007, Park issued a news release announcing the election of Mr. Burt as Chief Accounting Officer. A copy of the news release is included with this Current Report on Form 8-K as Exhibit 99.1 and incorporated herein by reference.

Item 9.01 — Financial Statements and Exhibits.
     (a) Not applicable
     (b) Not applicable
     (c) Not applicable
     (d) Exhibits. The following exhibit is included with this Current Report on Form 8-K:

Exhibit No.	Description
99.1	News Release issued by Park National Corporation on April 20, 2007 announcing election of Brady T. Burt as Chief Accounting Officer.

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signature on following page.]

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PARK NATIONAL CORPORATION
Dated: April 20, 2007	By:	/s/ John W. Kozak
John W. Kozak
Chief Financial Officer

INDEX TO EXHIBITS
Current Report on Form 8-K
Dated April 20, 2007
Park National Corporation

Exhibit No.	Description
99.1	News Release issued by Park National Corporation on April 20, 2007 announcing election of Brady T. Burt as Chief Accounting Officer.

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